                                  EXHIBIT 10.5

                               Lease Agreement for
                  750 Route 202 South, Bridgewater, New Jersey

                            FIRST AMENDMENT TO LEASE

          This FIRST AMENDMENT TO LEASE AGREEMENT ("Agreement") made this 25th day of October, 2004 by and between BTCT ASSOCIATES, L.L.C., a New Jersey limited liability company, having an address c/o Steiner Equities Group, L.L.C., 75 Eisenhower Parkway, Roseland, New Jersey 07068-1696 ("Landlord"), and SYNCHRONOSS TECHNOLOGIES, INC., a Delaware corporation, having an address at 1525 Valley Center Parkway, Bethlehem, Pennsylvania 18017 ("Tenant").

          WHEREAS, by lease agreement dated May 11,2004, (the "Lease"), Landlord leases to Tenant and Tenant leases from Landlord certain premises ("Premises") consisting of approximately 21,150 rentable square feet constituting the entire Sixth Floor in the building (the "Building'") known as 750 Route 202, Bridgewater, Somerset County, New Jersey; and

          WHEREAS, Landlord and Tenant wish to modify and amend the Lease and extend the Term thereof, as hereinafter provided;

          NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1. TERM. Landlord and Tenant acknowledge that the Commencement Date of the Lease is September 28, 2004. The Initial Term of the Lease is hereby extended from five (5) Lease Years to seven (7) Lease Years upon all of the same terms and conditions of the Lease as modified by this Agreement. Accordingly, the Expiration Date of the Lease shall be March 31, 2012. Tenant shall continue to have the option to extend the Term of the Lease as set forth in the Extension Options Rider attached to the Lease.

          2. ANNUAL RENT; ADDITIONAL RENT. (a) The Annual Rent payable by Tenant to Landlord for the Initial Term shall, subject to Section 4(c) of the Lease and
Section 3(b) herebelow, be at the annual amounts and for the periods and be payable in the monthly installments as follows:

Lease Years   Per Square Foot   Monthly Installment   Annual Amount
-----------   ---------------   -------------------   -------------
1-7                $23.50            $41,418.75        $497,025.00

          (b) Notwithstanding anything to the contrary contained herein, commencing on November 1, 2004 and continuing for and during each of the next forty one (41) consecutive months, the monthly amount of Annual Rent payable by Tenant under the Lease shall be increased by Four Thousand One Hundred Seventy Seven and 50/100 ($4,177.50) Dollars per month. Said amount shall be subject to modification if the amount of the "Landlord's Additional Contribution" (as hereinafter defined in Section 5) shall be other than One Hundred Fifty Thousand and 00/100 ($150,000.00) Dollars. If Landlord's Additional Contribution is other than One Hundred Fifty Thousand and 00/100 ($150,000.00) Dollars, the aforesaid monthly amount of additional Annual Rent shall be adjusted so as to equal the amount determined by multiplying the amount of Landlord's Additional Contribution by 33.42% and dividing the product thereof by 12.

          (c) If Tenant validly exercises its Option(s) to extend the Term for the Additional Extension Term, as provided in the extension Options Rider attached to the Lease, the Annual Rent payable by Tenant to Landlord for the Additional Extension Term shall be at the annual amounts and for the periods and be payable in monthly installments as follows:

Lease Years   Per Square Foot   Monthly Installment   Annual Amount
-----------   ---------------   -------------------   -------------
8-12               $26.32            $46,389.00        $556,658.00
13-17              $29.48            $51,958.50        $623,502.00

          (d) All provisions for the payment of Additional Rent set forth in the Lease, including, without limitation, all provisions pertaining to the payment of Tenant's Share of real estate taxes and expenses (as said terms are defined in the Lease), shall continue to apply without modification except as specifically set forth herein.

          3. SECURITY DEPOSIT. The last sentence of Section 32 of the Lease is hereby deleted and the following is substituted therefor:

          "Provided that Tenant has not been in default at any time, on the last day of the third (3rd) Lease Year, Landlord shall return one-third (1/3) of the Security Deposit to Tenant and the amount of the Security Deposit for the remainder of the Term shall be Eighty Two Thousand Eight Hundred Thirty Seven and 50/1O0 ($82,837.50) Dollars."

          4. BROKERAGE. Each party represents, to the other that it did not deal with any real estate broker in connection with this Agreement other than the Brokers named in the Lease ("Brokers"). The commission of the Brokers, if any, shall be paid by Landlord in accordance with a separate agreement. Each party indemnifies and holds the other harmless from any claim for a commission or other fee made by any broker with whom the indemnifying party has dealt, other than the Brokers.

          5. LANDLORD'S WORK RIDER. Landlord agrees to pay ("Landlord's Additional Contribution") for Tenant Extras (as defined in the Landlord's Work Rider attached to the Lease), initially estimated to be One Hundred Fifty Thousand and 00/100 ($150,000.00) Dollars. Landlord's Additional Contribution shall be amortized over a forty two (42) month period with, an interest factor equal to nine (9%) percent per annum and, notwithstanding any obligation of Tenant to pay Landlord's Charges or any deadline for payment set forth in the Landlord's Work Rider, the amortized amount shall, as set forth in Section 2(b) hereinabove, be added to the Annual Rent payable by Tenant for the forty two
(42) consecutive month period commencing on November 1, 2004.

          6. NO DEFAULT. Tenant represents, warrants and covenants that Landlord is not currently in default under any of its obligations under the Lease and Tenant is not in default under any of its obligations under the Lease, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by either Landlord or Tenant under the Lease.

          7. AUTHORITY OF SIGNATURES. Each person signing this Agreement represents that he or she has full authority to do so.

          8. DEFINED TERMS. The capitalized terms used in this Agreement and not defined herein shall have the respective meanings indicated in the Lease, unless the context clearly requires otherwise.

          9. NO OTHER CHANGES. The intent of this Agreement is only to modify and amend those provisions of the Lease as herein specified. Except as herein specifically modified, changed and amended, all of the terms and conditions of the Lease shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

WITNESS:                                BTCT ASSOCIATES, L.L.C.


/s/ Caroline Bonestia                   By: /s/ Manager
-------------------------------------       ------------------------------------
                                        Its: Manager


ATTEST:                                 SYNCHRONOSS TECHNOLOGIES INC.


By: /s/ KAREN L. ROSENBERGER            By: /s/ LAWRENCE R. IRVING
    ---------------------------------       ------------------------------------
Its: KAREN L. ROSENBERGER               Its: LAWRENCE R. IRVING

                               AGREEMENT OF LEASE

          FOR AND IN CONSIDERATION of the mutual covenants herein contained, as of this 11th day of May, 2004, the parties hereto do hereby agree as follows:

          1. INCORPORATED TERMS. The following terms are incorporated by reference into this Agreement:

          (a)  NAME AND ADDRESS OF LANDLORD:

               BTCT ASSOCIATES, L.L.C.
               a New Jersey limited liability company
               c/o Steiner Equities Group, L.L.C.
               75 Eisenhower Parkway
               Roseland, New Jersey 07068-1696

          (b)  NAME AND ADDRESS OF TENANT:

               SYNCHRONOSS TECHNOLOGIES, INC.
               a Delaware corporation
               1525 Valley Center Parkway
               Bethlehem, Pennsylvania 18017

          (c)  DESCRIPTION OF PREMISES:

               The entire Sixth Floor such space shown shaded on the Sixth Floor Plan Rider attached hereto, in the building known as 750 Route 202, Bridgewater, Somerset County, New Jersey.

          (d)  AREA OF PREMISES AMD BUILDING:

               Premises: 21,150 rentable square feet
               Building: 104,425 rentable square feet

          (e)  TERM OF LEASE:

               Commencing upon substantial completion of Landlord's Work and expiring five (5) Lease Years thereafter.

          (f)  PERMITTED USE:

               General office use only.

          (g)  MAXIMUM VEHICLE PARKING:

               82

          (h)  SECURITY DEPOSIT:

               $124,256.25

          (i)  TENANT'S SHARE:

               20.3%

          (j)  BASE TAX YEAR:

               2005

          (k)  BASE EXPENSE YEAR:

               2005

          (l)  BROKER:

               Equis and Steiner Equities Group, L.L.C; commission to be paid by Landlord.

          (m)  RIDERS TO LEASE:

               Annual Rent Rider
               Extension Options Rider
               Real Estate Tax Rider
               Operating Expense Rider
               Landlord's Services Rider
               Energy Rider
               Rules and Regulations Rider
               Landlord's Work Rider
               Sixth Floor Plan Rider

          2. DESCRIPTION OF PREMISES. (a) The Landlord hereby leases to the Tenant, and the Tenant hereby hires from the Landlord, the premises described in Par. 1 (c) (the "Premises"). The Premises are located in the building identified in Par. 1(c) (the "Building")(the Building, the land upon which the Building is located and the other improvements located on the land are hereinafter collectively called the "Property").

          (b) The parties acknowledge that there are multiple methods of computing rentable area and hereby agree for the purposes of this Lease that the rentable area of the Premises is the number of square feet set forth in Par. 1(d), and the rentable area of the Building is the number of square feet set forth in Par. 1(d). Notwithstanding the foregoing, the loss factor used to determine the rentable area of the Premises shall be deemed to equal 17.50%.

          (c) Landlord shall improve the premises in conformity with, and to the extent of, Landlord's Work Rider attached hereto ("Landlord's Work"), and shall have no other obligation to do any work in and to the Premises or the Building to render them ready for Tenant's occupancy. Tenant has inspected the Premises and agrees to take the Premises in its present "as is" condition, except as otherwise expressly provided herein.

          3. TERM. (a) The term of this Lease (the "Term") shall commence on the date ("Commencement Date") which shall be the earlier of the date on which Landlord's Work has been substantially completed (or would have been completed except by reason of Tenant's delay), or the date on which Tenant occupies any portion of the Premises. "Substantially completed" shall mean that time when the only items to be completed are those items of a "punch-list" nature which do not substantially interfere with Tenant's use and occupancy of the Premises. The Term of this Lease shall expire on the date (the "Expiration Date") which shall be five (5) Lease Years (as hereinafter defined in Par. 3(c)) after the Commencement Date. Subject to delays caused by Tenant and events of Force Majeure, in the event that Landlord has not substantially completed Landlord's Work by the date (the "DD Date") which is ninety (90) days following receipt by Landlord of all building permits required to perform Landlord's Work, Tenant shall be forgiven one (1) day of Annual Rent for each day after the DD Date until Landlord has substantially completed Landlord's Work and in such event, the Term hereof shall be extended by the number of days for which Tenant received such rent concession (the "Additional Days"). The Additional Days shall be deemed part of the last Lease Year of the Term.

          (b) Should Landlord be delayed in completing Landlord's Work by reason of Tenant's delay (including any delay caused by Tenant's architect), default, lack of cooperation, request for changes in Landlord's Work or for Tenant Extras (as defined in Landlord's Work Rider), failure or delay in delivering the matter or details required to be supplied by Tenant in Landlord's

Work Rider, or the performance of work by anyone employed or engaged by Tenant, or should Tenant be otherwise responsible for Landlord's inability to deliver possession of the Premises to Tenant ("Tenant Delay"), the Commencement Date shall be accelerated by the number of days of delay occasioned by any such event.

          (c) The first "Lease Year" shall be the period commencing on the Commencement Date and ending eighteen (18) calendar months thereafter, provided, however, that if the Commencement Date is not the first day of a calendar month, the first lease year shall end eighteen (18) calendar months from the last day of the month in which the Commencement Date occurs. Each succeeding twelve (12) calendar month period thereafter shall be a Lease Year.

          (d) Within ten (10) days after Landlord's written request, Tenant shall execute and deliver to Landlord a written confirmation of the Commencement Date and Expiration Date of this Lease.

          (e) Landlord shall permit Tenant to enter the Premises at any time, or from time to time within fourteen (14) days prior to the Commencement Date for the sole purpose of installing computer and telephone lines and performing similar minor work in connection with Tenant's initial occupancy of the Premises. Tenant shall not be obligated to pay Annual Rent and Additional Rent (as both terms are hereinafter defined in Par. 4) while performing the foregoing work prior to the Commencement Date, but Tenant shall otherwise be obligated to comply with all of the other terms and provisions of this Lease. Tenant's right to enter the Premises prior to the Commencement Date as aforesaid shall be upon reasonable prior written notice to Landlord and any such entry shall be limited to normal business hours. Tenant shall procure and maintain an adequate worker's compensation insurance policy and such additional insurance policies as Landlord shall request to insure against losses, damages or claims arising out of or from the performance of the foregoing work by Tenant. The performance of the foregoing work by Tenant shall in no way interfere with the performance of any work being performed by Landlord at the Premises and Tenant shall perform such work in harmony with other labor on the Property. Tenant shall pay for any labor or security personnel required to be employed by Landlord for the performance of work by Tenant and any standby labor, if required, by any union labor and otherwise comply with union requirements, if any, applicable thereto. Landlord shall not be liable for loss or damage to any work or property of Tenant. Tenant shall comply with the requirements of Par. 12 of the Lease in the performance of any work to the Premises hereunder.

          4. ANNUAL RENT; ADDITIONAL RENT. (a) As of the Commencement Date Tenant shall pay to Landlord at the address set forth in Par. l(a), or to such other person or at such other place as the Landlord may from time to time designate, without previous demand therefor and without counterclaim, deduction or set-off, the annual rent ("Annual Rent") set forth on the Annual Rent Rider attached hereto. Annual Rent shall be payable in monthly installments as set forth on the Annual Rent Rider in advance on the first day of each month during the Term of the Lease. If the Commencement Date shall be other than the first day of a calendar month, Tenant shall pay Landlord on the Commencement Date the proportionate amount of Annual Rent for the balance of such month. The first monthly installment of Annual Rent shall be paid by Tenant on the execution of this Lease.

          (b) All other sums other than Annual Rent payable by Tenant under this Lease shall be deemed to be "Additional Rent" regardless of to whom such sums may be payable. Additional Rent shall be payable without counterclaim, deduction or set-off. In the event of Tenant's failure to make timely payment of any item of Additional Rent, Landlord shall have available to it all rights and remedies provided by this Lease and by law as for non-payment of Annual Rent. The term "rent" in the Lease means Annual Rent and Additional Rent.

          (c) Notwithstanding anything to the contrary contained in this Lease, the Annual Rent payable by Tenant for the first six (6) consecutive months of the first Lease Year shall be payable in monthly installments of Twenty Thousand Seven Hundred Nine and 38/100 ($20,709.38) Dollars for such six (6) month period commencing on the Commencement Date. Thereafter, Tenant shall pay Annual Rent as set forth in the Annual Rent Rider annexed to the Lease. The foregoing shall in no way affect Tenant's obligation to pay additional rent under the Lease.

          5. INSURANCE. (a) Tenant shall provide and maintain a comprehensive policy of liability insurance with respect to the Premises. Landlord, Steiner Building Company, L.L.C. ("SBC"), Landlord's Manager (presently Steiner Equities Group, L.L.C.) and Landlord's mortgagee(s) shall be named as additional insureds. The liability insurance policy shall protect Landlord, Tenant and Landlord's Manager and mortgagee(s) against any liability which arises from any occurrence on or about the Premises, or which arises from any liability, claims or costs indicated in Par. 14 against which Tenant is required to indemnify Landlord.

          (b) The policy is to be written by a good and solvent insurance company satisfactory to Landlord authorized to transact insurance business in the state in which the Property is located. The coverage limits of the policy shall be at least $3,000,000 in combined single limit with respect to personal injury, death or property damage arising out of any one occurrence. Such amount shall be subject to periodic increase as reasonably required by Landlord. The original insurance policy (or a certificate thereof satisfactory to Landlord) shall be deposited with Landlord at least ten (10) days prior to the Commencement Date. Renewals of such policy shall be deposited with Landlord not less than thirty (30) days prior to the end of the term of such policy. Original and renewal policies (or certificates thereof) shall be accompanied by proof of payment of the premiums therefor. Such insurance shall not be subject to cancellation except after at least thirty (30) days prior written notice to Landlord, and any loss shall be payable notwithstanding any act or negligence of Tenant or Landlord or any agent or employee thereof.

          (c) Tenant shall obtain for each insurance policy procured by it regarding the Premises or Property or any property located thereon, an appropriate clause therein or endorsement thereto pursuant to which each such insurance company waives its subrogation rights against Landlord.

          (d) Tenant shall comply with the requirements of any insurance policy carried by Landlord or Tenant covering the Property or the Premises, all requirements of the issuer of any such policy, and the applicable regulations and requirements of the National Board of Fire Underwriters, any applicable local board of fire underwriters, and any other body exercising a similar function. If the premiums for any insurance policy maintained by Landlord applicable to the Property exceed the rate that would have been applicable for the permitted use of Tenant as a result of the failure by Tenant to comply with such requirements, or as a result of or in connection with the use to which the Premises are put by Tenant, Tenant shall reimburse Landlord for such excess within ten (10) days after Landlord's request therefor.

          6. SERVICES FURNISHED BY LANDLORD. (a) As long as Tenant is not in default under this Lease, Landlord shall furnish to the Premises only during Work Hours (hereinafter defined) the services set forth on the Services Rider attached hereto. Notwithstanding the foregoing, water service and snow removal service provided by Landlord shall not be limited to Work Hours.

          (b) "Work Hours" shall mean the period from 8:00 A.M. to 6:00 P.M. Monday through Friday, excluding Building Holidays. Building Holidays are defined as New Year's Day, Martin Luther King Day, President's Day, Memorial Day, the Monday preceding or Friday following Independence Day if Independence Day falls on a Tuesday or Thursday respectively, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and the day following, Christmas Eve day, Christmas, New Year's Eve day. Tenant may have access to and use the Premises other than during Work Hours, provided Tenant complies with Landlord's security procedures with respect to such access and use, and provided further that Landlord shall not be required to supply any services during such other times. If Tenant shall require any services other than during Work Hours, Tenant shall pay to Landlord as additional rent, within ten (10) days after demand therefor the sum of $85.00 per hour for each hour that HVAC and/or electric services shall be provided to Tenant other than during Work Hours. The said hourly charge shall be subject to an appropriate increase or decrease to the extent that the public utility supplying electricity to the Building increases or decreases its charge for electricity from time to time.

          (c) Landlord reserves the right to suspend any of the services agreed to be supplied by Landlord hereunder when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as shall be required by reason thereof, and Landlord shall not be liable to Tenant and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

          7. PERMITTED USES. Tenant may use the Premises only for the uses set forth in Par. l(f) above. Notwithstanding the foregoing, Tenant shall not use or permit the Premises to be used for any unlawful purpose or in violation of any certificate of occupancy covering the Property or which may constitute a public or private nuisance or make voidable any insurance in force relating to the Property or which may interfere with the use and occupancy of the Building by other tenants.

          8. COMMON AREAS; PARKING. (a) Tenant shall have the non-exclusive right, in common with others, to use any common entrances, lobbies, drives, elevators, stairs, and similar access and serviceways in and adjacent to the Building (hereinafter sometimes referred to as Common Area), if any, subject to such reasonable rules and regulations as the Landlord may adopt.

          (b) Tenant and its employees and invitees shall have the right, in common with Landlord and other tenants of the Property and their employees and invitees, to use the parking areas provided by Landlord on the Property for the parking of passenger automobiles. Other than eight (8) reserved parking spaces to be designated by Landlord and marked at Tenant's expense, Tenant's parking shall not be reserved. Tenant's parking shall be limited to vehicles no larger than standard sized automobiles or light pickup vehicles. Tenant and its employees and invitees shall not park in the parking areas more than the number of vehicles set forth in Par. l(g). Tenant shall not cause large trucks or other large vehicles to be parked within the parking areas, except that temporary parking of larger delivery vehicles may be permitted in the area designated therefor by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, access roads, loading areas or other locations not specifically designated for parking. Landlord shall have the right to assign parking spaces for the exclusive use of other tenants of the Property and/or Landlord and their employees and invitees, and Tenant and its employees and invitees shall not park their vehicles in parking spaces allocated to others by Landlord. Landlord shall not be required to keep parking spaces clear of unauthorized vehicles or to otherwise supervise the use of the parking areas. Landlord shall not be responsible for any damage to or theft of any vehicles in the parking areas. Landlord may issue parking permits, install a gate system or impose any other system as Landlord deems necessary for the use of the parking areas. Landlord reserves the right from time to time (i) to change or reduce the parking areas, roads and driveways; and (ii) to make any alterations or repairs that it deems necessary to the parking areas, roads or driveways, and to temporarily revoke or modify the parking rights granted to Tenant without any abatement or reduction of rent by reason thereof. Landlord may require Tenant to furnish it with the automobile license numbers assigned to vehicles of Tenant and its employees and invitees and to notify Landlord of any changes thereof. Landlord may limit parking in the front yard of the Property to visitors.

          9. NO REPRESENTATIONS. Tenant acknowledges that Landlord has not made any representation with respect to any matter or thing affecting or related to the Premises, other than expressly provided herein.

          10. COMPLIANCE WITH LAW. (a) Tenant shall take all necessary action to conform to and comply with all laws, orders and regulations of any governmental authority or Landlord's or Tenant's insurers, or any Landlord's Mortgagee (hereinafter defined), now or hereafter applicable to the Premises or Tenant's use or occupancy, including the federal Occupational Safety and Health Act. Tenant shall obtain all permits and certificates of occupancy necessary for Tenant's occupancy or use of the Premises.

          (b) Tenant shall not cause or permit the release, discharge, or disposal nor the presence, use, transportation, generation, or storage of any Hazardous Materials (as hereinafter defined) in, on, under, about, to, or from the Premises by either Tenant, Tenant's employees, agents, contractors, or invitees (for this Par. 10 only, all of the foregoing shall be collectively referred to as "Tenant") other than the use of such materials in de minimus quantities reasonably necessitated by the Tenant's regular business activities.

          (c) Tenant further agrees and covenants to Landlord, its agents, employees, affiliates and shareholders (for this Par. 10 only, all of the foregoing shall be collectively referred to as "Landlord") the following:

          1. To comply with all Environmental Laws in effect, or which may come into effect, applicable to the Tenant or Tenant's use and occupancy of the Premises;

          2. To immediately notify Landlord, in writing, of any existing, pending or threatened (a) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws; (b) third party claims; (c) regulatory actions; and/or (d) contamination of the Premises;

          3. Tenant shall, at Tenant's expense, investigate, monitor, remediate, and/or clean up any Hazardous Materials or other environmental condition on, about, or under the Premises required as a result of Tenant's use or occupancy of the Premises;

          4. To keep the Premises free of any lien imposed pursuant to any Environmental Laws; and

          5. To indemnify, defend, and save Landlord harmless from and against any and all claims (including personal injury, real, or personal property damage), actions, judgments, damages, penalties, fines, costs, liabilities, interest, or attorney's fees that arise, directly or indirectly, from Tenant's violation of any Environmental Laws or the presence of any Hazardous Materials on, under or about the Premises.

          (d) Tenant's obligations, responsibilities, and liabilities under this Par. 10 shall survive the expiration of this Lease.

          (e) For purposes of this Par. 10 the following definitions apply:

          "Hazardous Materials" shall mean (1) any "hazardous waste" and/or "hazardous substance" defined pursuant to any Environmental Laws; (2) asbestos or any substance containing asbestos; (3) polychlorinated biphenyls; (4) lead;
(5) radon; (6) pesticides; (7) petroleum or any other substance containing hydrocarbons; (8) any substance which, when on the Premises, is prohibited by any Environmental Laws; and (9) any other substance, material, or waste which
(i) by any Environmental Laws requires special handling or notification of any governmental authority in its collection, storage, treatment, or disposal or
(ii) is defined or classified as hazardous, dangerous or toxic pursuant to any legal requirement.

          "Environmental Laws" shall mean: any and all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements, relating to human health or safety or to the environment, including, but not limited to, those applicable to the storage, treatment, disposal, handling and release of any Hazardous Materials, all as amended or modified from time to time.

          11. CARE AND REPAIR OF PREMISES; NO WASTE. (a) Tenant shall take good care of the Premises and make all repairs to the interior portions of the Premises which are necessary or desirable to keep the Premises in good order and repair. All repairs by Tenant shall be performed in a good and workmanlike manner, Fluorescent lamps, ballasts and incandescent bulbs shall be replaced by Landlord as required and the cost thereof shall be included as an operating expense of the Building as defined in the Operating Expense Rider attached hereto.

          (b) Tenant shall not commit or suffer, and shall use all reasonable precaution to prevent waste, damage or injury to the Premises or Property and the equipment thereon.

          12. ALTERATIONS, ADDITIONS AND IMPROVEMENTS. (a) Tenant shall not make any alterations, additions or improvements to the Premises {"Alterations") without Landlord's prior written consent Landlord shall not unreasonably withhold its consent to non-structural Alterations. Except as provided in Par. 12 (c), Landlord shall not be required to consent to and Tenant shall not make any Alterations to the electrical, plumbing, heating, ventilation or air-conditioning systems.

Prior to making any Alterations, Tenant shall submit to Landlord detailed plans and specifications for Alterations and reimburse Landlord for all expenses incurred by Landlord in connection with its review thereof, and Tenant shall also provide to Landlord for its approval the identity of the contractor Tenant proposes to employ to construct the Alterations. All Alterations shall be accomplished in accordance with the following conditions:

               (i) Tenant shall procure all governmental permits and authorizations for the Alterations, and obtain and provide to Landlord an official certificate of occupancy upon completion of the Alterations, if appropriate.

               (ii) Tenant shall arrange for extension of the liability insurance provided for in Par. 5 to apply to the construction of the Alterations.

               (iii) The employment of any employee, contractor or laborer in or about the Premises in connection with the Alterations, or Tenant's moving of furniture and equipment in or out of the Premises or otherwise, shall not interfere or cause any conflict with any employee, contractor or laborer of Landlord or union representing any of them engaged in the construction, operation, maintenance or repair of the Property. In the event of such interference, upon demand of Landlord, Tenant will cause such employee, contractor or laborer to leave the Property immediately.

               (iv) The work with respect to the Alterations shall be done in neat, clean and quiet manner, and shall not interfere with the use and occupancy of the Building by other tenants.

               (v) Tenant shall construct the Alterations in a good and workmanlike manner utilizing materials of first quality and in compliance with all laws and governmental regulations.

               (vi) Within ten (10) days after completion of the Alterations, Tenant shall provide Landlord with "as built" plans of the Alterations and AutoCAD files thereof on disk.

          (b) All Alterations shall be the property of Landlord and shall remain on and be surrendered with the Premises upon termination of the Lease, unless Landlord shall notify Tenant that it desires that such Alterations be removed at the expiration of the Lease, in which event Tenant agrees to remove such Alterations on or prior to the Expiration Date, restore the Premises to its existing condition prior to construction of the Alterations and repair any damage to the Premises or the Building caused by such removal. Notwithstanding the foregoing, Tenant shall not be required to remove the Landlord's Work (as defined in the Landlord's Work Rider) upon termination of the Lease.

          (c) Subject to the terms and provisions of Par. 5 and this Par. 12, Tenant shall have the right, at its sole cost and expense, to install a generator ("Generator") outside the Building so as to provide an uninterrupted power source to the Premises. Prior to installing said Generator, Tenant shall provide Landlord with plans and specifications therefor, as well as structural calculations and such other information pertaining to the Generator as Landlord may reasonably require. Landlord's prior consent to such plans and specifications, as well as the location, design and manner of installation of the Generator shall be required, such consent not to be unreasonably withheld. Tenant shall obtain, at its sole cost and expense, all governmental permits and approvals required for the Generator. The Generator shall be deemed to be a part of the Premises and all references in this Lease to the Premises shall include the Generator. Tenant shall be solely responsible, at its sole cost and expense, for the maintenance and repair of the Generator and shall landscape the area surrounding the Generator to the reasonable satisfaction of Landlord. In addition to the foregoing, Tenant shall comply with such noise remediation procedures as may be reasonably required by Landlord with respect to the Generator, and shall indemnify and hold harmless Landlord, Landlord's managing agent, Landlord's general contractor affiliate, and Landlord's mortgagee, from and against all liability, claims or costs, including reasonable legal fees, arising from the installation and/or use of the Generator. Under no circumstances shall Landlord be liable for any damage to or vandalism of the Generator. Notwithstanding anything to the contrary contained herein, the Generator shall remain at the Property at the expiration or earlier termination of this Lease.

          13. COVENANT AGAINST LIENS. Tenant shall not have any right to subject the Landlord's interest in the Property to any construction lien or any other lien whatsoever. If any construction lien or other lien, charge or order for payment of money shall be filed as a result of the act or omission of Tenant, Tenant shall cause such lien, charge or order to be discharged or appropriately bonded within ten (10) days after notice from Landlord thereof, and Tenant shall indemnify and save Landlord harmless from all liabilities and costs resulting therefrom.

          14. INDEMNIFICATION BY TENANT. Tenant shall indemnify and hold harmless Landlord and Landlord's managing agent from and against all liability, claims or costs, including reasonable legal fees, arising from (i) any breach of this Lease by Tenant; (ii) any injury to person or damage to property occurring on or about the Premises during the Term; (iii) any injury to person or damage to property occurring on the Property resulting from any negligence or misconduct of Tenant or any of its employees or agents. Tenant shall defend Landlord against any such liability, claim or cost with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for legal fees and costs incurred by Landlord by employment of its own counsel. The obligation of Tenant under this subparagraph shall survive expiration or earlier termination of the Term.

          15. LANDLORD NOT LIABLE. Landlord shall not be liable for any injury or damage to the person, business, equipment, merchandise or other property of Tenant or any of Tenant's employees, invitees or customers or any other person on or about the Property, resulting from any cause whatsoever, including, but not limited to; (i) fire, steam, electricity, water, gas or rain; (ii) leakage, obstruction or other defects of pipes, sprinklers, wires, plumbing, air conditioning, boilers or lighting fixtures; or (iii) any act or omission, negligent or otherwise, of any other tenant of the Property.

          16. ASSIGNMENT AND SUBLETTING. (a) Except as otherwise provided in this paragraph, Tenant shall not assign or encumber Tenant's interest in this Lease, or sublet any portion of the Premises, or grant concessions or licenses with respect to the Premises, without Landlord's prior written consent. The cumulative change of more than 50% of the ownership interest of Tenant shall be deemed to be an assignment of this Lease requiring Landlord's consent. However, Tenant may assign this Lease or sublet the Premises, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant, provided such assignee shall assume all of Tenant's obligations under this Lease, and such assignee or sublessee shall then have a net worth at least equal to that of Tenant on the date hereof.

          (b) If Tenant desires to assign this Lease or sublet all or any portion of the Premises, Tenant shall submit to Landlord a written request for Landlord's approval thereof, setting forth the name, principal business address, and nature of business of the proposed assignee or sublessee; the financial, banking and other credit information relating to the proposed assignee or sublessee; and the details of the proposed assignment or subletting, including a copy of the proposed assignment or sublease instrument and plans for any Alterations required for the proposed assignee or sublessee. Tenant shall also furnish any other information reasonably requested by Landlord. Landlord shall have the option (i) to withhold its consent; (ii) to grant consent; or (iii) in the event of a proposed assignment of this Lease or sublease of a substantial portion of the Premises (i.e., more than fifty-one (51%) percent of the Premises), to terminate this Lease as of the effective date of such proposed assignment or sublease. In the event of a proposed sublease of less than a substantial portion of the Premises, Landlord shall have the right to terminate this Lease with respect to the portion of the Premises to be sublet, and this Lease shall continue with respect to the remaining portion of the Premises. Landlord may enter into a direct lease with the proposed assignee or sublessee, if Landlord so elects. Landlord's acceptance of rent from a proposed assignee or sublessee shall not be construed to constitute its consent to an attempted assignment or subletting.

          (c) In the event of a permitted assignment or subletting, Tenant shall remit to Landlord as additional rent each month during the remainder of the Term any rent or other sums received by Tenant from its assignee or sublessee in excess of the Annual Rent and other charges paid by Tenant allocable to the Premises or portion thereof sublet, as the case may be.

          (d) No assignment or subletting hereunder, whether or not with Landlord's consent, shall release Tenant from any obligations under this Lease, and Tenant shall continue to be primarily liable hereunder. If Tenant's assignee or sublessee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing its remedies against the assignee or sublessee. Consent to one assignment or subletting shall not be deemed a consent to any subsequent assignment or subletting. Landlord may consent to subsequent assignments or modifications of this Lease or sublettings without notice to Tenant and Tenant shall not be relieved of liability under this Lease.

          (e) Tenant shall pay to Landlord upon demand all costs, including reasonable legal fees, which Landlord shall incur in reviewing any proposed assignment or subletting.

          17. LANDLORD'S ACCESS. Upon twenty four (24) hours advance notice, Landlord and its representatives may enter the Premises during Work Hours (or without notice at any time in the event of emergency) for the purpose of inspecting the Premises, or making any necessary repairs, or to show the Premises to prospective purchasers, investors, encumbrancers, tenants or other parties, or for any other purpose Landlord deems necessary.

          18. SIGNS. Tenant shall not place any signs on the Property except that the name of the Tenant may appear in the area of the entrance door of the Premises. The design of such sign shall be subject to Landlord's reasonable approval. Tenant shall remove its signs upon expiration or earlier termination of the Term, and shall repair any damage caused by installation or removal of its signs. Landlord shall provide a tenant directory within the Building and Tenant shall be entitled to one listing in such tenant directory. The cost of such listing shall be paid by Tenant. Tenant shall be permitted to place an identification sign on the door to the Premises or adjacent to the door of the Premises, provided that the size, design, placement and color scheme of said identification sign shall be subject to Landlord's prior written approval. The cost of furnishing and installing such sign shall be paid by Tenant.

          19. CASUALTY. If the Building is damaged by fire or other casualty, and if the proceeds received from the insurance policies maintained by Landlord therefor are sufficient to pay for the necessary repairs, and the Building can be fully repaired within six (6) months after such casualty occurred, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible, subject to delays beyond Landlord's control. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or no proceeds are payable with respect to such casualty, or the Building cannot be fully repaired within six (6) months after the casualty occurred, Landlord may elect either to (i) terminate this Lease, provided Landlord shall so notify Tenant within thirty (30) days after occurrence of such casualty, or (ii) repair the damage as soon as reasonably possible, in which event this Lease shall remain in full force and effect; but if Landlord elects not to terminate this Lease, Tenant shall then have the right to terminate this Lease if the Premises cannot be fully repaired within six (6) months after such casualty occurred. Tenant's notification, if any, shall be required within thirty (30) days after Landlord's notice. In addition to the foregoing, if the damage to the Building occurs during the last two (2) years of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occurred in any event. If this Lease is not terminated following a casualty, rent shall abate from the date of the occurrence in the proportion that the area of the portion of the Premises tendered unusable by such casualty bears to the entire area of the Premises. The abatement shall continue until the portion of the Premises which shall have been damaged shall be rebuilt or repaired. Tenant waives the protection of any law which grants a tenant the right to terminate a lease in the event of the substantial destruction of a leased property, and agrees that the provisions of this paragraph shall govern in the event of any substantial destruction of the Premises.

          20. CONDEMNATION. If all or any portion of the Premises shall be taken under the power of eminent domain or sold under the threat thereof (the "Condemnation"), this Lease shall terminate on the date on which title to the Premises or portion thereof shall vest in the condemning authority. If a portion of the Property shall be taken but the Premises shall not be affected, then Landlord may at its option terminate this Lease by written notice to Tenant and the Term shall expire on the date on which title is vested in the condemning authority. If this Lease shall remain in effect following a Condemnation, Tenant's obligation to pay rent hereunder shall not be affected and Tenant shall not be entitled to any abatement or reduction of rent. Landlord shall be entitled to receive the entire award in any Condemnation proceeding relating to the Premises or Property, except that Tenant may assert a separate claim to an award for its moving expenses and for fixtures and personal property installed by Tenant at its expense. It is understood that Tenant shall have no claim against Landlord for the value of the unexpired Term of this Lease or any options granted under this Lease.

          21. SURRENDER OF PREMISES. (a) Upon termination of the Lease, Tenant shall surrender the Premises to Landlord, broom clean, and in good order and condition, except for ordinary wear and tear and damage by casualty which Tenant was not obligated to remedy under any provision of this Lease. Tenant shall remove its machinery or equipment and repair any damage to the Premises caused by such removal. Tenant shall not remove any power wiring or power panels, lighting or lighting fixtures, wall coverings, blinds or other window coverings, carpets or other floor coverings, or heaters or air conditioners, unless Landlord, by notice to Tenant, elects to have any of the foregoing removed by Tenant, in which event the same shall be removed from the Premises by Tenant prior to the expiration of the Lease, and Tenant shall repair any damage to the Premises due to such removal. All property of Tenant remaining on the Premises after Tenant's surrender of the Premises shall be deemed abandoned and at Landlord's election may either be retained by Landlord or may be removed from the Premises at Tenant's expense. Tenant shall deliver to Landlord all keys to the Premises.

          (b) If during the last sixty (60) days of the Term, Tenant shall have removed all or substantially all of Tenant's property and all of its personnel from the Premises, Landlord may at any time thereafter enter, alter, renovate and redecorate the Premises without any reduction or abatement of the Tenant's rent or incurring any liability for any compensation to Tenant or adverse effect on this Lease or Tenant's obligations hereunder. If Landlord commences alterations, renovations or redecorations to the Premises, Tenant shall not thereafter occupy the Premises.

          22. HOLDOVER. In the event Tenant remains in possession of the Premises after the expiration of the Term of this Lease (the "Holdover Period"), in addition to any damages to which Landlord may be entitled or other remedies Landlord may have by law, Tenant shall pay to Landlord a rental for the Holdover Period as follows: (i) for the first two (2) months of the Holdover Period, at the rate of 150% of the sum of (x) the Annual Rent payable during the last Lease Year of the Term, plus (y) all items of Additional Rent and other charges with respect to the Premises payable during the last Lease Year of the Term, and (ii) for each month of the Holdover Period after the second month, at the rate of twice the sum of (x) the Annual Rent payable during the last Lease Year of the Term, plus (y) all items of Additional Rent and other charges with respect to the Premises payable by Tenant during the last lease year of the Term. Nothing herein contained shall be deemed to give Tenant any right to remain in possession of the Premises after the expiration of the Term of this Lease.

          23. EVENTS OF DEFAULT; REMEDIES. (a) Tenant shall be in default upon the occurrence of one or more of the following events (an "Event of Default"):

               (i) Tenant fails to pay rent or any other sum of money required to be paid by Tenant hereunder within ten (10) days of the date when due without the need for any notice thereof by Landlord (except Landlord agrees to give written notice of such failure to pay rent or other sum of money not more than once per Lease Year, and no Event of Default shall be deemed to have occurred if Tenant makes the required payment within ten (10) days after such notice;

               (ii) Tenant fails to perform any of Tenant's non-monetary obligations under this Lease or violates any covenant required to be observed by Tenant hereunder for a period of thirty (30) days after written notice thereof from Landlord;

               (iii) Tenant abandons the Premises for one hundred eighty (180) days or more; or

               (iv) Tenant makes an assignment for the benefit of creditors, or a petition for adjudication of bakruptcy or for reorganization is filed by or against Tenant and is not dismissed within thirty (30) days, or a receiver or trustee is appointed for a substantial part of Tenant's property and such appointment is not vacated within thirty (30) days.

          (b) On the occurrence of an Event of Default, Landlord may, at any time thereafter, without notice or demand, and without limiting any other right at remedy Landlord may have:

               (i) Terminate this Lease and Tenant's right to possession of the Premises by any lawful means, in which event Tenant shall immediately surrender possession of the Premises to Landlord. At its option, Landlord may occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining property, or otherwise prepared for reletting, and may relet the Premises or any part thereof for a term or terms to expire prior to, at the same time or subsequent to fee original Expiration Date, and receive the rent therefor, applying the sums received first to the payment of such expenses as Landlord may have incurred in connection with the recovery of possession, preparing for reletting and the reletting itself, including brokerage and attorneys' fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of Tenant under this Lease. Tenant agrees to pay to Landlord damages equal to the rent and other sums payable by Tenant under this Lease, reduced by the net proceeds of the reletting, if any, as ascertained from time to time. In reletting the Premises, Landlord may grant rent concessions, and Tenant shall not be entitled to any credit therefor. Tenant shall not be entitled to any surplus resulting from any reletting. Tenant expressly agrees that Landlord shall not be obligated to re-rent the Premises or take any other action to mitigate its damages in the event Tenant is in default under this Lease.

               (ii) Permit Tenant to remain in possession of the Premises, in which event this Lease shall continue in effect. Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to receive the rent as it becomes due under this Lease.

               (iii) Pursue any other remedy now or hereafter available under the laws of the jurisdiction in Which the Premises is located.

          (c) The remedies available to Landlord herein specified are not intended to be exclusive and prevent Landlord from exercising any other remedy or means of redress to which Landlord may be lawfully entitled. In addition to other remedies provided in this Lease, Landlord shall be entitled to restraint by injunction of any violation or threatened violation by Tenant of any of the provisions of this Lease. Landlord's exercise of any right or remedy shall not prevent Landlord from exercising any other right or remedy.

          (d) To the extent permitted by law, Tenant, for itself and any person claiming through or under Tenant, waives any equity or right of redemption provided by any law.

          (e) Tenant agrees to pay as Additional Rent all reasonable attorneys' fees and other expenses incurred by Landlord in the enforcement of any of the obligations or agreements of Tenant under this Lease.

          (f) If this Lease shall terminate by reason of the occurrence of any default of Tenant or any contingency mentioned in this Par. 23, Landlord shall at its option and election be entitled, notwithstanding any other provision of this Lease, or any present or future law, to recover from Tenant or Tenant's estate (in lieu of all claims against Tenant relating to unpaid Annual Rent or additional rent), as damages for loss of the bargain and not as a penalty, a lump sum which at the time of such termination of this Lease equals the then present worth of the Annual Rent and all other charges payable by Tenant hereunder that were unpaid or would have accrued for the balance of the Term, less the fair and reasonable rental value of the Premises for the balance of such Term, such lump sum being discounted to the date of termination at the rate of six (6%) percent per annum, unless any statute or rule of law governing the proceeding in which such damages are to be proved shall limit the amount of such claim capable of being so proved, in which case Landlord stall be entitled to prove as and for liquidated damages by reason of such breach and termination of this Lease, the maximum amount which may be allowed by or under any such statute or rule of law. If the Premises or any part thereof shall be re-let by the Landlord for a period including the unexpired

Term of this Lease or any part thereof, before the presentation of proof of such, liquidated damages to any court, commission, or tribunal, the amount of rent reserved on such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the Premises so re-let during the Term of the re-letting. Nothing herein contained shall limit or prejudice Landlord's right to prove and obtain as liquidated damages arising out of such breach or termination the maximum amount to be allowed by or under any such statute or rule of law which may govern the proceedings in which such damages are to be proved whether or not such amount be greater, equal to, or less than the amount of the excess of file Annual Rent over the rental value referred to above.

          24. SERVICE FEE: INTEREST. (a) Tenant's failure to pay Annual Rent, Additional Rent or make other payments required under this Lease promptly may cause Landlord to incur unanticipated costs, which are impractical to ascertain. Therefore, if Landlord does not receive any payment of Anual Rent, Additional Rent or other sums due from Tenant to Landlord within five (5) days after it becomes due, Tenant shall pay Landlord a service fee equal to five (5%) percent of the overdue amount.

          (b) Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen (15%) percent per annum ("Default Interest") from the fifth (5th) day after the due date of such amount. The payment of Default Interest on such amounts shall not extend the due date of any amount owed. If the interest rate specified in this Lease shall exceed the rate permitted by law, the Default Interest shall be deemed to be the maximum legal interest rate permitted by law.

          25. LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT. If Tenant fails to make any payment or perform any act on its part to be made or performed, then Landlord, without waiving or releasing Tenant from such obligation, may make such payment or perform such act on Tenant's part, and the costs incurred by Landlord in connection with such payment or performance, together with any Service Fee and Default Interest thereon, shall be paid by Tenant to Landlord on demand as Additional Rent.

          26. NOTICE OF LANDLORD'S DEFAULT. (a) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease. Landlord shall not be in default under this Lease unless Landlord fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. If more than thirty (30) days are required to cure such non-performance, Landlord shall not be in default if such cure is commenced within such thirty
(30) day period and thereafter diligently pursued to completion.

          (b) In the event of any act or omission by the Landlord which would give the Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant will not exercise any such right until (i) it has given written notice of such act or omission to Landlord's Mortgagee whose name and address shall have previously been furnished to Tenant, by delivering such notice to the address so furnished, and (ii) Landlord's actor omission is not remedied within thirty (30) days after receipt by Landlord's Mortgagee of Tenant's notice, or if more than thirty (30) days are required to cure same, such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

          27. LANDLORD'S LIABILITY LIMITED. There shall be no personal liability of the Landlord or any member, partner, stockholder, officer, director or other principal of Landlord in connection with this Lease. Tenant agrees to look solely to the interest of Landlord in the Property for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to this Lease or in any way relating to the Property. No other assets of Landlord or any principal of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

          28. WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive trial by jury in any legal proceeding brought by either of them against the other with respect to any matters arising out of or in any way connected with this Lease or the Property.

          29. SUBORDINATION; ATTORNMENT. (a) This Lease is subject and subordinate to any ground lease or mortgage which may now or hereafter encumber the Property, and any renewals, modifications, consolidations, replacements or extensions thereof.

          (b) If Landlord's interest in the Property is acquired by any ground lessor, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as landlord under this Lease. Such transferee or successor shall not be liable for any act or omission of any prior landlord; or be subject to any offsets or defenses which Tenant might have against any prior landlord; or be bound by any rent which Tenant might have paid for more than the current month to any prior landlord; or be liable for any security deposit under this Lease unless actually transferred to such transferee or successor.

          (c) Tenant agrees that this Lease shall be modified in accordance with the reasonable request of any mortgagee now or hereafter encumbering the Property ("Landlord's Mortgagee"), provided no such modification materially adversely affects the business terms of this Lease.

          (d) The foregoing provisions shall be self-operative and no further instrument or act on the part of Tenant shall be necessary to effect the same. Tenant shall nevertheless sign and deliver any document necessary or appropriate to evidence the subordination, attornment or agreement above provided within ten
(10) days after Landlord's request therefor. Tenant further agrees to execute and deliver within ten (10) days after Landlord's request therefor my other documents reasonably required by Landlord's Mortgagee in connection with the financing or refinancing of the Property.

          30. TENANT'S ESTOPPEL; FINANCIAL STATEMENT. (a) Upon Landlord's request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) the Commencement Date; (ii) the date the Term expires;
(iii) that this Lease is in full force and effect (if such is the case) and unmodified (or if modified, stating the modifications); (iv) the last date of payment of the Annual Rent, Additional Rent and other charges and the time period covered by each payment; (v) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating the nature of the default); and (vi) such other matters as may be reasonably required by Landlord or any Landlord's Mortgagee. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement may be given to and relied upon by any prospective purchaser or encumbrancer of the Property.

          (b) Within ten (10) days after Landlord's request, Tenant shall deliver to Landlord such audited financial statements prepared by a certified public accountant as are reasonably required to verify the net worth of Tenant. Any such statement may be given by Landlord to any Landlord's Mortgagee or prospective encumbrancer of the Property, but otherwise shall be kept confidential by Landlord. Tenant represents to Landlord that each such financial statement is a true and accurate statement as of the date of such statement.

          31. QUIET ENJOYMENT. (a) Landlord covenants that as long as Tenant pays the Annual Rent and Additional Rent and performs its other obligations under this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term provided by this Lease, subject to the provisions of this Lease, and to any mortgage or other agreement to which this Lease is subordinate.

          (b) Landlord reserves to itself such access and utility easements over, under and across the Premises as may be required by Landlord from time to time in connection with the ownership, use or operation of the Property and/or any other property of Landlord or any affiliated party of Landlord. No such easement shall materially interfere with Tenant's use of the Premises.

          32. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit with Landlord the sum set forth in Par. 1(h) as security for the performance by Tenant of its obligations under this Lease (the "Security Deposit"). Landlord shall have the right to use the Security Deposit to cure any default of Tenant hereunder, including, but not limited to, payment of Annual Rent, Additional Rent, Service Fees, Default interest or other debts of Tenant due Landlord, or repair or replacement of damage to the Premises. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's demand therefor. Provided Tenant has fully complied with all of the terms of this Lease, Landlord shall return the Security Deposit to Tenant without interest within thirty (30) days after the surrender of the Premises by Tenant. Landlord may deliver the Security Deposit to the purchaser or other transferee of Landlord's interest in the Property in the event the Property is sold or otherwise transferred, and Landlord shall be discharged from any further liability with respect to the Security Deposit. Provided that Tenant has not been in default at any time, as of the start of the second Lease Year, Landlord shall return one (1/3) third of the Security Deposit to Tenant, and the amount of the Security Deposit for the remainder of the Term shall be $82,837.50.

          33. NOTICES. All notices in connection with this Lease, the Premises or the Property shall be in writing and shall be personally delivered, or delivered by courier service (e.g., Federal Express, Airborne) or sent by certified mail, return receipt requested, postage prepaid. Notices to Landlord shall be delivered to the address specified in Par. 1(a). Notices to Tenant shall be delivered to the address specified in Par. l(b) until Tenant takes possession of the Premises; thereafter notices to Tenant shall be delivered to the Premises. All notices shall be effective upon delivery or attempted delivery in accordance with this provision. Either party may change its notice address upon written notice to the other party given in accordance with this provision.

          34. FORCE MAJEURE. If Landlord is unable to perform any of its obligations or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repair, additions, alterations or decorations, or is unable to supply or is delayed in supplying any equipment or fixtures, due to events beyond Landlord's control, the time provided to Landlord for performing such obligations shall be extended by a period of time equal to the duration of such events, and Tenant shall not be entitled to any claim against Landlord by reason thereof, and the obligation of Tenant to pay rent and perform all its other obligations under this Lease shall not be affected, impaired or excused thereby. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, casualty, labor or material shortages, government regulation or restriction and weather conditions. Landlord shall not be liable to Tenant nor shall Tenant be entitled to any abatement or reduction of rent, in the event of the suspension, interruption, failure or inadequacy of any of the services to be provided by Landlord pursuant to this Lease.

          35. WAIVERS; MODIFICATIONS. The failure of either party to insist on strict performance of any provision of this Lease shall not be construed as a waiver of such provision in any other instance. All amendments to this Lease shall be in writing and signed by both parties.

          36. INTERPRETATION. The captions in this Lease are intended to assist the parties in reading this Lease and are not a part of the provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the others.

          37. APPLICABLE LAW. The laws of the state in which the Property is located shall govern this Lease.

          38. AUTHORITY OF LEASE SIGNATORIES. If Tenant is a corporation, partnership or other entity, each person signing this Lease on behalf of Tenant represents feat he has full authority to do so and that this Lease binds the corporation, partnership or other entity, as the case may be.

          39. BROKERAGE. Each party represents to the other that it did not deal with any real estate broker in connection with this Lease, other than the brokers named in Par. 1(1). The commission of such brokers shall be paid by Landlord. Each party indemnifies and holds the other harmless from any claim for a commission or other fee made by any broker with whom the indemnifying party has dealt, other than the foregoing named brokers.

          40. BINDING EFFECT. This Lease is binding upon any party who legally acquires any rights or interest in this Lease from Landlord or Tenant; provided, however, Landlord shall have no obligation to Tenant's successor unless the interest of Tenant's successor in this Lease is acquired in accordance with the provisions of this Lease. The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the Property, so that in the event of any sale of the Property, the said Landlord shall be and hereby is entirely freed and relieved of any liability for performance of all covenants and obligations of Landlord set forth to this Lease.

          41. MISCELLANEOUS. (a) Landlord reserves the right to decrease or increase the size of the Building, and to build additional buildings or improvements on the land, in which event Tenant's Share referred to in Par. 1(i) shall be appropriately adjusted.

          (b) Landlord shall have the right, without incurring any liability to Tenant or affecting this Lease, to change the arrangement and location of public entrances, passageways, doors, corridors, elevators, stairs, toilets and other pubic parts of the Property.

          (c) The submission of this Lease to Tenant shall not be deemed to be an offer and shall not bind either party until duly executed by Landlord and Tenant.

          (d) Landlord shall not be liable for consequential damages arising from any negligence, tortious act, breach of any term, covenant or obligation under this Lease, or any other act or omission affecting this Lease.

          (e) This Lease may be executed in counterparts, and when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

          (f) A determination by a court of competent jurisdiction that any provision of this Lease or part thereof is illegal or unenforceable shall not invalidate the remainder of this Lease or such provision, which shall continue to be in effect.

          (g) Tenant shall not record this Lease or a memorandum hereof.

          (h) Tenant shall observe the rules and regulations set forth in the Rules and Regulations Rider attached hereto, and such other reasonable rules and regulations as Landlord may from time to time adopt, on written notice to Tenant. Landlord shall not be obligated to enforce the rules and regulations against any tenant, and Landlord shall not be liable for violation of same by any tenant, or any of its employees or invitees.

          (i) In the event that at any time during the Term of this Lease, Landlord shall have received an expression of interest from a bona fide third party to lease space on the fifth floor of the Building (such space is hereinafter referred to as the "Available Space"), provided that Tenant is in possession of the Premises and not in default under the Lease and provided further that Tenant's financial condition and credit-worthiness is not less than on the date hereof, Landlord agrees that it shall notify Tenant in writing of the availability of the Available Space and the term upon which Landlord proposes the same to be leased. Tenant shall have a period of seven (7) business days from the date of delivery of such notice within which to notify Landlord of its election to lease the Available Space on the same terms and conditions contained in Landlord's notice to Tenant. If Tenant elects to so lease such Available Space, the Term of the Lease shall be extended for a period to expire the later of five (5) Lease Years following the rent start date for the Available Space, or the expiration date with respect to the Available Space. The Annual Rent for the Sixth Floor Premises for such additional terra shall be at the rates and on such schedule as is set forth on the Annual Rent Rider and Extension Options Rider. If the additional term runs past the last Extension Term, the Annual Rent for such post Extension Term period shall be at the same rate as is then applicable to the Available Space. In the event Tenant does not so notify Landlord of its election to lease the Available Space, Landlord shall be free to lease the Available Space to such party as Landlord may elect upon such terms as Landlord and any proposed tenant of the Available Space may agree upon. Notwithstanding the foregoing, in the event Tenant elects to lease the Available Space during the first twelve (12) calendar months of the Term, Tenant shall do so in accordance with the same terms and conditions as are then in effect under this Lease including the amount of Annual Rent payable hereunder, and in such event, (i) Landlord shall improve the Available Space in accordance with Landlord's Work Rider (the "Available Space Work") and Tenant Improvement Allowance as set forth in said Landlord's Work Rider, and (ii) the Terms of the Lease shall be extended for a period to expire five (5) Lease Years after the date which shall be the date on which Tenant's Available Space Work is substantially completed, at the rates and on such schedule as is set forth on the Annual Rent Rider and Extension Options Rider.

          In the event Tenant elects to exercise the right to lease the Available Space hereunder, a lease amendment shall be prepared to incorporate the business terms in Landlord's notice to Tenant and such lease amendment shall be executed by Tenant within five (5) business days of its receipt of the lease amendment or Tenant's right to lease the Available Space shall, at Landlord's option, be immediately rendered null and void without any requirement for notice thereof.

          If Tenant shall not exercise its right to lease the Available Space in accordance with this provision, Landlord shall not be required to offer the Available Space to Tenant again. This option shall not be applicable during the last Lease Year of the Initial Term, nor the last Lease Year of the first Extension Term, unless Tenant has previously and properly exercised its option to extend the Term as set forth in the Extension Options Rider. This option shall not be applicable during the last two (2) Lease Years of the second Extension Term in any event.

          THE RIDERS ENUMERATED IN PAR. 1(m) ABOVE ARE ATTACHED HERETO AND MADE A PART OF THIS LEASE AS FULLY AS IF SET FORTH HEREIN AT LENGTH. The terms used in the Riders have the same meanings set forth in this Lease. The provisions of a Rider shall prevail over any provisions of this lease which are inconsistent or conflict with the provisions of such Rider.

          IN WITNESS WHEREOF, the parties hereby have duly executed this Lease as of the date first above set forth.

                                        LANDLORD:

WITNESS:                                BTCT ASSOCIATES, L.L.C.


/s/ Caroline Bonestia                   By: /s/ Manager
-------------------------------------       ------------------------------------
                                        Its: Manager


                                        TENANT:

ATTEST:                                 SYNCHRONOSS TECHNOLOGIES, INC.


    ---------------------------------   By: /s/ LAWRENCE R. IRVING
Its:                                        ------------------------------------
     --------------------------------   Its: LAWRENCE R. IRVING
                                             C.F.O.

                                ANNUAL RENT RIDER

Date of Lease: May 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Route 202
               Bridgewater, New Jersey

          The Annual Rent payable by Tenant to Landlord during the Term shall be in the amounts and for the Lease Years and payable in the monthly installments as follows:

Lease Years     PSF    Monthly Installment   Annual Amount
-----------   ------   -------------------   -------------
    1-5       $23.50        $41,418.75        $497,025.00

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant

                             EXTENSION OPTIONS RIDER

Date of Lease: May 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Route 202
               Bridgewater, New Jersey

          1. GRANT OF OPTIONS. Subject to the provisions of Section 3 of this Rider, Landlord hereby grants to Tenant two (2) options (the "Options") to extend the Term following the expiration of the original term hereof (the "Initial Term") for one (1) additional term of five (5) years each (the "Extension Terms").

          2. EXERCISE OF OPTIONS. The Options shall be exercised only by written notice (the "Extension Notice") delivered to Landlord in accordance with Par. 33 of the Lease not more than twelve (12) nor less than nine (9) months before the expiration of the Initial Term, or preceding Option Term, as the case may be. Time shall be of the essence with respect to delivery of the Extension Notice and if Tenant fails to deliver the Extension Notice within the specified time period, the Option shall lapse, and Tenant shall have no right to extend the Term.

          3. CONDITIONS PRECEDENT TO OPTIONS. The Options shall be exercisable by Tenant and the Lease shall continue for the Extension Term provided both of the following conditions are satisfied:

          (a) At the time Landlord receives the Extension Notice and at the commencement of the Extension Term, Tenant shall not be in default under any of the provisions of the Lease.

          (b) At the time Landlord receives the Extension Notice and at the commencement of the Extension Term, the Tenant named in Par. 1(b) of the Lease shall not have assigned the Lease or sublet any portion of the Premises, except as permitted in Par. 16(a) of the Lease.

          4. EXTENSION TERM PROVISIONS. The Extension Term(s) shall be on all of the same terms and conditions set forth in the Lease and applicable to the Initial Team, except Tenant shall have no further option to extend the Term following the second Extension Term, and the Annual Rent payable by Tenant for the Extension Terms shall be as follows:

Lease Years     PSF     Monthly Installment   Annual Amount
-----------     ---     -------------------   -------------
    6-10      $26.32         $46,389.00        $556.668.00
   11-15      $29.48         $51,958.50        $623,502.00

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant

                              REAL ESTATE TAX RIDER

Date of Lease: May 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Route 202
               Bridgewater, New Jersey

          Tenant shall pay as Additional Rent the Tenant's Share referred to in Par, l(i) of the Lease of all real estate taxes assessed against the Property for any tax fiscal year which occurs wholly or partially during the Term of this Lease in excess of the real estate taxes assessed against the Property for the tax fiscal year referred to in Par. l(j) (the "Base Tax Year") (such Additional Rent is hereinafter called the "Tax Rent"). The term "real estate taxes" shall mean (i) any tax or assessment levied, assessed or imposed at any time by any governmental authority on or against the Property or any part thereof; (ii) any assessment for public betterments or improvements levied, assessed or imposed upon or against the Property; (iii) any legal fees and other costs incurred by Landlord in connection with evaluating and/or contesting the assessed valuation of the Property for real estate tax purposes; and (iv) any tax levied, assessed or imposed at any time upon or against the receipt of income or rents or any other tax upon Landlord as a substitute or supplement in whole or in part for a real estate tax or assessment. Real estate taxes for any tax fiscal year beginning before the Commencement Date or terminating after the Expiration Date shall be apportioned so that Tenant shall pay only such portion of the increase in real estate taxes as shall be attributable to the portion of such tax fiscal year occurring during the Term of this Lease. The term "real estate taxes" shall not include income taxes, estate taxes, or inheritance taxes.

          Tenant shall pay its Tax Rent in monthly installments on the first day of each month on an estimated basis as determined by Landlord. Landlord may adjust such estimate at any time and from time to time based upon Landlord's anticipation of the real estate taxes which may be assessed against the Property. At any time after the real estate taxes for any tax fiscal year shall be fixed by the appropriate governmental authorities, Landlord shall deliver to Tenant a statement setting forth the actual real estate taxes assessed against the Property for such tax fiscal year, the amount paid by Tenant as Tax Rent on account thereof, Tenant's Share of such real estate taxes, and the amount due to or from Tenant. If Tenant has paid less than the actual amount due, Tenant shall pay the difference to Landlord within ten (10) days after Landlord's request therefor. Any amount paid by Tenant which exceeds the actual amount due shall be credited to the next succeeding payments due as Tax Rent hereunder, unless the Term has then expired in which event such excess amount shall be refunded to Tenant within thirty (30) days after delivery of such statement.

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant

                             OPERATING EXPENSE RIDER

Date of Lease: May 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Route 202
               Bridgewater, New Jersey

          Tenant shall pay as Additional Rent Tenant's Share referred to in Par. l(i) of the Lease of the expenses of the Property for any calendar year, beginning January 1, 2006, which occurs wholly or partially during the Term of this Lease in excess of the expenses of the Property for the calendar year referred to in Par. 1(k) of the Lease (the "Base Expense Year") (such
Additional Rent is hereinafter called the "Expense Rent"). The term "expenses" shall mean all costs incurred by Landlord in connection with the operation, maintenance, care and repair of the Property, including, but not limited to, gardening and landscaping; snow removal; repairing, resurfacing or repaving the parking areas, roads or driveways on the Property, premiums for fire and other casualty insurance, rent insurance, liability insurance, workers compensation insurance and other insurance with respect to the Property; wages, medical insurance, pension payments and other fringe benefits of all employees servicing the Property; payroll taxes; labor and materials for repairs and replacements for the Building and other improvements on the Property; trash removal; cleaning; service contracts; electricity, gas, water, sewer and other utility charges and rents; fuel oil; painting; security; professional fees; administrative expenses; management fees; and alterations and improvements made by reason of governmental or insurance company requirements. The term "expenses" shall include capital improvements provided, however, that the cost for any capital improvement to the Premises or the Property shall be included as an expense and amortized over a useful life period, as determined by generally accepted accounting principles, with an interest factor equal to ten (10%) percent per annum, and Tenant shall only be obligated to pay Tenant's Share of the amortized portion of such cost applicable to the Term or any renewal thereof. If the Commencement Date is other than the first day of a calender year, or the Expiration Date is prior to the last day of a calendar year, the Expense Rent shall be apportioned so that Tenant shall pay only such portion of the expenses of the Property attributable to such calendar year occurring during the Term of this Lease.

          In the event the Building is less than ninety (90%) percent occupied during the Base Expense Year, the expenses of the Property for the Base Expense Year shall be appropriately adjusted so that the operating expenses of the Property shall reflect such expenses as would have been incurred if the Building was ninety (90%) percent occupied.

          Notwithstanding anything herein to the contrary, if snow plowing expenses for the Base Expense Year shall exceed the cost of plowing two (2) snowfalls of not more than two (2) inches each, said snow plowing expenses for the Base Expense Year shall be appropriately adjusted so that the amount thereof shall reflect such expenses as would have been incurred if there had been two
(2) snowfalls of not more than two (2) inches each (the "Base Snowplowing Expense"). In addition to Tenant's obligation to pay Tenant's Share of snowplowing costs in excess of the snowplowing costs for the Base Expense Year, Tenant shall also pay Tenant's Share of all snowplowing costs for the Base Expense Year which exceed the Base Snowplowing Expense.

          Notwithstanding anything herein to the contrary, the term "expenses" shall not include the following items: (i) leasing commissions; (ii) salaries for executives above the grade of Building manager, (iii) advertising, marketing, and promotional expenditures; (iv) legal fees for lease negotiations and disputes with tenants; and (v) auditing fees, other than auditing fees reasonably incurred in connection with (x) the maintenance and operation of the Building, or (y) the preparation of statements required pursuant to additional rent or lease escalation provisions.

          Tenant shall pay its Expense Rent in monthly installments on the first day of each month on an estimated basis as determined by Landlord. Landlord may adjust such estimate at any time and from time to time based upon Landlord's experience and anticipation of costs. After the end of each calendar year during the Term, Landlord shall deliver to Tenant a statement setting forth, the actual expenses of the Property for such calendar year, the amount paid by Tenant as Expense Rent on account thereof, Tenant's Share of such expenses, and the amount due to or from Tenant. If Tenant has paid less than the actual amount due, Tenant shall pay the difference to Landlord within ten (10) days after Landlord's request therefor. Any amount paid by Tenant which exceeds the amount due shall be credited to the next succeeding payments due as Expense Rent hereunder, unless the Term has then expired to which event such excess amount shall be refunded to Tenant within thirty (30) days after delivery of such statement.

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant

                            LANDLORD'S SERVICES RIDER

Date of Lease: May 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Route 202
               Bridgewater, New Jersey

          1. MAINTENANCE AND REPAIRS BY LANDLORD. Landlord shall make necessary repairs to the roof, foundation and exterior walls of the Building and any load-bearing interior walls of the Premises, the parking areas, access roads and driveways, and all components of the electrical, mechanical, plumbing, heating and air-conditioning systems and facilities located on Property which are used in common by tenants of tie Building, provided, however, if any such repair is necessitated by the act or omission of Tenant or any of its employees or invitees, such repair shall be at the expense of Tenant.

          2. SNOW REMOVAL. Landlord shall arrange for removal of accumulations of snow and ice from the drives, parking areas and walkways of the Property. If requested by Landlord, to facilitate snow removal work, Tenant and its employees and invitees shall park vehicles only in areas designated by Landlord.

          3. LANDSCAPE MAINTENANCE. Landlord shall maintain landscaping in the Common Area of the Building and Property.

          4. WATER SERVICE. Landlord shall cause the applicable public utility company to provide to the Building water in quantities sufficient for lavatory facilities, drinking fountains and incidental kitchen uses. If Tenant uses water for any purposes other than those for which Landlord is required to provide water in unusual quantities, Tenant shall pay to Landlord as Additional Rent the cost of such usage as determined by Landlord within ten (10) days after Landlord's request therefor. At Landlord's option, and at Tenant's expense, a separate water meter or check meter may be installed or survey made to determine Tenant's water usage. If there shall be such water usage without Landlord's consent, Landlord may require Tenant to cease such water usage, and Landlord may suspend the supply of water to the Premises until Tenant so ceases its water usage.

          5. CLEANING. Landlord shall clean the Premises substantially in accordance with the following:

          All carpeting shall be vacuumed nightly. Carpet shampooing is excluded.

          Dust furniture nightly.

          Empty and dust all waste receptacles nightly and remove from the Premises waste paper and waste materials incidental to normal office usage.

          Empty wastepaper baskets and clean ashtrays and sand urns rightly.

          Dust telephones as required.

          6. HEATING, VENTILATING AND AIR CONDITIONING.

          (a) Landlord shall provide in the Building a heating, ventilation and air conditioning system to furnish heating, ventilation and air conditioning to the Premises.

          (b) Tenant shall at all times cooperate fully with Landlord and abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of its ventilating, heating and air conditioning system and shall keep operable peripheral windows (if any) closed and use white Venetian blinds to keep direct sunlight from entering the Premises,

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant

                                  ENERGY RIDER

Date of Lease: May 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Route 202
               Bridgewater, New Jersey

          1. TENANT ELECTRIC. "Tenant Electric" is all electric consumed by Tenant in connection with Tenant's occupancy of the Premises including but not limited to electric for lighting, office machinery, equipment, and all other appliances, machinery, equipment and systems Tenant uses in connection with the occupancy of the Promises. Tenant Electric does not include electric for the building heating, ventilating and air-conditioning system.

          2. TENANT ELECTRIC USAGE. Tenant shall pay Landlord as Additional Rent the cost of Tenant Electric ("Energy Rent") based upon, a separate submeter or check meter installed by Landlord as part of the Allowance (as defined in the Landlord's Work Rider) to determine Tenant's electrical consumption.

          (i) For the purpose of this Lease, the average kilowatt hour cost of electric during the first Lease Year and each Lease Year thereafter shall be determined by dividing Landlord's total cost of electricity charged by the utility company (including rate, fuel adjustments, demand charges, applicable taxes and any other charges the utility company may impose) by the total kilowatt hours of electric consumed, the result of which shall be the average kilowatt hour cost for such Lease Year. Since the current kilowatt-hour cost of electric will not be available for any Lease Year until after such Lease Year, Landlord may estimate such kilowatt-hour cost for the year and estimate the charges subject to adjustment as provided in Paragraph 2(ii) of this Rider; and

          (ii) Tenant shall pay its Energy Rent in monthly installments on the first day of each month on an estimated basis as determined by Landlord. Landlord may adjust such estimate at any time and from time to time based upon Landlord's experience and anticipation of the costs of electricity used in connection with the Property. After the end of such calendar year during the Term, Landlord shall deliver to Tenant a statement setting forth the amount of Energy Rent payable by Tenant for such calendar year, the amount paid by Tenant as Energy Rent on account thereof, and the amount due to or from Tenant. If Tenant has paid less than the actual amount due, Tenant shall pay the difference to Landlord within ten (10) days after Landlord's request therefor. Any amount paid by Tenant which exceeds the amount due shall be credited to the next succeeding payments due as Energy Rent hereunder, unless the Term has then expired in which event such excess amount shall be refunded to Tenant.

          3. GENERAL CONDITIONS. Tenant shall not maintain or install in the Premises any fixture or equipment requiring electric power in excess of 1800 volt-amperes without Landlord's prior written consent. Tenant's total connected load, exclusive of HVAC service, shall not exceed three (3) volt-amperes per square feet. Tenant shall not maintain or install in the Premises any fixture, equipment or systems which, will overload the feeders, risers or require additional wiring without Landlord's consent. The Landlord shall have no responsibility for failure to supply the electricity when prevented from doing so by strikes, repairs, necessary alterations or necessary improvements or by reason of the failure of the public utility to furnish electric current, or for any cause beyond the Landlord's reasonable control, or by order or regulation of any federal, state, county or municipal authority. The Landlord's obligation to furnish electricity shall not be deemed breached nor shall thereby any abatement in rent or any liability on the part of the Landlord to the Tenant for failure to furnish electricity. In no event shall landlord be obligated to increase the existing electrical capacity of any portion of the building's system, nor to provide any additional wiring or capacity to meet the Tenants additional requirements.

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant

                           RULES AND REGULATIONS RIDER

Date of Lease: May 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Route 202
               Bridgewater, New Jersey

          Landlord hereby promulgates the following Rules and Regulations with respect to the Property;

          1. The roads, driveways, parking areas, sidewalks, entrances, elevators, stairways and halls shall not be obstructed by any tenant or used for any purpose other than for ingress to and egress from such tenant's leased premises. No tenant shall store on a temporary or permanent basis any of its property (including waste receptacles) outside of its leased premises.

          2. No tenant shall use or keep any foul or noxious gas or substance in its leased premises, or permit its leased premises to be used in a manner offensive or objectionable to Landlord or other tenants of the Building by reason of noise, odors or vibrations. No animals or birds shall be kept on the Property.

          3. No sign, advertisement, notice or other lettering (however worthy the cause might be) shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of its leased premises or the Building, or anywhere on the exterior of the Property, or on the inside of its leased premises which is visible from the outside of the premises, without the consent of the Landlord, except as provided in the Lease.

          4. No smoking is permitted in any part of the Building. Smoking is also prohibited in the front of the Building and at the rear entrance to the Building. Smoking is only permitted outside at the loading dock area. Any violation of this smoking policy may result in a $50.00 charge per occurrence to the Tenant employing an individual violating this smoking policy.

          5. If a tenant installs any additional looks or changes the locks on any of the entrance doors or interior doors of its leased premises, Tenant shall provide to Landlord duplicate keys to such locks. (All lock cylinders in doors into the Premises shall work with Landlord's master keying system.)

          6. Tenant shall not install any window coverings other than Venetian blinds as specified by Landlord.

          7. No tenant shall place a load upon any floor of its leased premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, office machines, other machines and mechanical equipment. Such installations shall be placed in locations is the leased premises and in such manner sufficient to absorb and prevent vibration, noise and annoyance.

          8. Freight, furniture, equipment, supplies, merchandise and bulky matter shall be delivered to and removed from the leased premises only on the elevator designated therefor by Landlord, only through the entrances and corridors designated by Landlord, and only during the hours and in the manner prescribed by Landlord. The persons engaged by any tenant for such work shall be reasonably acceptable to Landlord.

          9. No tenant shall bring or keep in its leased premises any inflammable, combustible or explosive fluid, material, chemical or substance, or cause any odors of cooking or other processes, or any objectionable odors to permeate in or emanate from its leased premises.

          10. There is a $25.00 charge for the reprogramming of any access card, a $50.00 charge for a new access card, and a $25.00 charge for any lost or damaged access card. There is a $25.00 charge for each individual reprogramming of the Sentex access system and a $50.00 charge, per pair of doors, for each change in door locking schedule not set forth in an annual schedule. If alarmed doors are opened for a non-emergency, Tenant shall be assessed a $150.00 charge per occurrence.

          11. Employees (whether full time or part time) of Tenant, and independent contractors regularly employed by Tenant and based at the Premises, parking in spaces designated for visitors will result in a $50.00 charge to Tenant per car per day.

          12. No doors opening onto common areas of the Building shall be permitted to be propped-open except on a temporary, as-needed basis for the moving of furniture, supplies or equipment only.

          13. No pallets shall be left in the common areas. No pallets shall be disposed of in the common dumpsters. The storage and proper disposal of such pallets shall be the sole responsibility of the tenant receiving goods on such pallets. All cardboard waste shall be segregated by Tenant and broken down as directed by Landlord.

          14. Each of the above charges are subject to increase from time to time.

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant

                              LANDLORD'S WORK RIDER

Date of Lease: MAY 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Routs 202
               Bridgewater, New Jersey

          1. LANDLORD'S WORK. Tenant shall, at its cost and expense, provide Landlord with a full set of construction documents, including specifications and signed and scaled plans (the "Plans and Specifications"), for work to be performed in order to render the Premises ready for Tenant's occupancy thereof. The Plans and Specifications shall be subject to Landlord's approval, such approval not to be unreasonably withheld. Landlord shall approve or disapprove of the Plans and Specifications within ten (10) business days of receipt. If Landlord disapproves of the Plans and Specifications, Tenant shall address Landlord's objections and resubmit the Plans and Specifications to Landlord within five (5) business days of Landlord's disapproval of same. The foregoing procedure shall be followed until such time as Landlord approves the Plans and Specifications. In the event that a complete set of Plans and Specifications have not been submitted in good faith by Tenant to Landlord within thirty (30) days from the date hereof, the Commencement Date shall advance one day for each day thereafter until such Plans and Specifications are submitted. Landlord shall, subject to the Tenant Improvement Allowance (as hereinafter defined), perform the work shown the Plans and Specifications prepared by Tenant and approved by Landlord (the "Landlord's Work").

          2. TENANT IMPROVEMENT ALLOWANCE. (a) Notwithstanding anything to the contrary herein, Landlord shall make a cash contribution (the "Allowance") in the amount of up to $32.50 per rentable square foot of the Premises, for use by Landlord for all costs related to Landlord's Work, including, but not limited to, all costs for architectural, engineering and design services, furnishing and installing a sub or check meter to measure Tenant's electrical consumption, field supervision, general conditions, and all costs for obtaining the necessary governmental permits and approvals to perform Landlord's Work. Tenant shall be permitted to apply any unused portion of the Allowance towards moving expenses, provided such amount shall not exceed $20,000. Landlord shall retain ten (10%) percent of the total Allowance for its overhead and ten (10%) percent of the total Allowance for its profit. Landlord shall obtain bids from two (2) subcontractors for the work to be performed by each major trade. Landlord shall award the work to the lowest responsible bidder.

          (b) If and to the extent that the total aggregate costs of Landlord's Work exceeds the amount of the Allowance, such excess amount shall be paid by Tenant to Landlord prior to Tenant's occupancy for the Additional Space. Landlord shall not be obligated to deliver possession of the Premises to Tenant until such time as said payment is made; however, in no event will the Commencement Date be delayed as a result thereof.

          3. LANDLORD'S BASE BUILDING WORK. Landlord shall, at it's sole cost and expense, furnish and install the following based on an open plan and ordinary hazard occupancy:

               1)   HVAC with main trunk and associated branch ductwork.

               2) Fire sprinkler mains, branches, drops and heads on a standard grid at 9' finished ceiling height.

          4. TENANT'S CONSTRUCTION REPRESENTATIVE. Upon execution of the Lease, Tenant shall designate an individual to serve as Tenant's Construction Representative. Such designation may be changed at any time in accordance with the notice provision of the Lease, but only one (1) individual may be so designated at any one time. Tenant's Construction Representative shall be the only individual authorized to communicate with Landlord regarding Tenant's Work and to make decisions regarding the Plans and Specifications and Tenant Extras.

          5. TENANT EXTRAS. Tenant may request any change, addition or alteration In Landlord's Work set Forth in the Plans and Specifications, subject to the reasonable approval of Landlord ("Tenant Extras"). Substitutions of materials in place of materials set forth in the Plans and Specifications and additions of quantities of materials in excess of quantities of materials set forth on the Plans and Specifications shall be deemed Tenant Extras. Tenant agrees to pay for Tenant Extras based on Landlord's cost therefore, including field supervision, together with ten (10%) percent of such cost for Landlord's overhead plus ten (10%) percent of such sum for Landlord's profit ("Landlord's Charges"). Tenant shall pay to Landlord Landlord's Charges for Tenant Extras as Additional Rent within thirty (30) days after Landlord's request therefor.

          6. TENANT DELAY. Landlord shall not be required to proceed with the Landlord's Work or Tenant Extras unless and until Landlord receives payment of Landlord's Charges requested by Landlord. Tenant shall be responsible for, and pay any and all expenses incurred by Landlord in connection with any delay in the commencement or completion of the Landlord's Work or Tenant Extras, and any increase in the cost of the Landlord's Work or Tenant Extras, caused by (i) Tenant's requirement of Tenant Extras; (ii) the postponement of any of the Landlord's Work required to perform Tenant Extras; (iii) any other delay requested or caused by Tenant; (iv) Tenant's failure to promptly pay Landlord's Charges; (v) Tenant's failure to promptly pay Landlord's charges; (vi) Tenant's selection of materials not available for immediate delivery; and (vii) the request of Tenant to hold any portion of the Landlord's Work in abeyance.

          7. MISCELLANEOUS. (a) The Landlord's Work shall be performed by Landlord in a good and workmanlike manner.

          (b) Upon substantial completion of the Premises, Landlord shall notify Tenant and Landlord's and Tenant's Contraction Representative shall together inspect the Premises and prepare a so-called punchlist of items to be completed and Landlord shall diligently proceed to complete such items. Landlord shall not be responsible for any damage or destruction caused by Tenant or Tenant's contractor. The existence of punchlist items shall not delay the Commencement Date of the Term of this Lease.

          (c) In the event that Landlord's cost to perform Landlord's Work (the "Construction Costs") shall exceed the Allowance, Tenant shall have the right, at its sole cost and expense, to audit the Construction Costs to verify the accuracy thereof provided that: (i) Tenant is not in default in its obligations under the Lease and Tenant has paid all amounts which Landlord claims are due for Construction Costs in excess of the Allowance (the "Excess Construction Costs"); (ii) Tenant shall conduct such audit within thirty (30) days following Tenant's receipt of Landlord's invoice for the Excess Construction Costs; (iii) such audit shall be conducted at the office where Landlord maintains its records and only after Tenant gives Landlord at least ten (10) days prior written notice; (iv) such audit shall be conducted by a certified public accountant on a non-contingent fee basis only; and (v) such audit shall be conducted only during the hours of 10:00 a.m. and 4:00 p.m., Monday through Friday on the lOth through 25th day of the month. Tenant shall deliver to Landlord a copy of the results of such audit within twenty (20) days following Tenant's receipt of Landlord's invoice for the Excess Construction Costs. No audit shall be conducted at any time that Tenant is not current with any payments required under the Lease (even as to any disputed amount) or is in default under the Lease. No subtenant or assignee shall have the right to conduct such an audit. Tenant shall keep the results of such audit strictly confidential and shall not disclose same to any other person. In the event that Tenant's audit alleges that an error was made by Landlord, Landlord shall have thirty (30) days following receipt of the results of such audit to obtain an audit from an accountant of Landlord's choice, at Landlord's cost and expense, or Landlord shall be deemed to have accepted the results of Tenant's audit. In the event that Landlord's accountant and Tenant shall be unable to reconcile the results, Landlord and Tenant shall mutually select another accountant whose determination shall be conclusive. The cost of any such accountant shall be shared equally between Landlord and Tenant. If it is determined that Tenant has paid any amount of Excess Construction Costs in excess of the amount due, such excess amount shall, at Landlord's option, be credited to the next succeeding payments due as rent under the Lease, or be refunded to Tenant within thirty (30) days after the date of such determination.

          8. DEFAULT. A default under the Rider shall be a default under the Lease and shall entitle the Landlord to any remedies under the Lease (notwithstanding that the Term has not commenced).

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant

                             SIXTH FLOOR PLAN RIDER

Date of Lease: May 11th, 2004

Landlord:      BTCT Associates, L.L.C.

Tenant:        Synchronoss Technologies, Inc.

Premises:      Sixth Floor
               750 Route 202
               Bridgewater, New Jersey

                                  (FLOOR PLAN)

                                        Initials:


                                        /s/ Landlord
                                        ----------------------------------------
                                        Landlord


                                        /s/ Tenant
                                        ----------------------------------------
                                        Tenant